Capital Group Dividend Value ETF
Investment portfolio
August 31, 2024
unaudited

Common stocks 96.22% Industrials 21.60%	Shares	Value (000)
RTX Corp.	3,810,461	$469,982
Carrier Global Corp.	6,103,255	444,195
General Electric Co.	2,464,270	430,311
United Rentals, Inc.	309,851	229,680
Union Pacific Corp.	808,919	207,156
General Dynamics Corp.	622,162	186,251
Illinois Tool Works, Inc.	467,305	118,312
Boeing Co.[1]	671,566	116,678
TFI International, Inc.	349,836	51,821
		2,254,386
Information technology 15.73%
Microsoft Corp.	1,192,190	497,310
Apple, Inc.	1,987,888	455,227
Texas Instruments, Inc.	1,345,816	288,462
Broadcom, Inc.	1,503,065	244,729
Salesforce, Inc.	617,363	156,131
		1,641,859
Health care 15.15%
UnitedHealth Group, Inc.	516,485	304,830
GE HealthCare Technologies, Inc.[1]	2,651,101	224,866
AbbVie, Inc.	1,035,802	203,338
CVS Health Corp.	3,025,350	173,171
Abbott Laboratories	1,512,111	171,277
Amgen, Inc.	499,848	166,864
Gilead Sciences, Inc.	1,844,368	145,705
Danaher Corp.	375,257	101,061
Medtronic PLC	1,022,345	90,559
		1,581,671
Financials 10.92%
American International Group, Inc.	5,335,445	411,096
Capital One Financial Corp.	1,558,415	228,978
JPMorgan Chase & Co.	874,190	196,518
First Citizens BancShares, Inc., Class A	78,346	159,097
ING Groep NV	7,981,449	144,639
		1,140,328
Consumer discretionary 8.70%
Royal Caribbean Cruises, Ltd.[1]	1,320,128	217,320
D.R. Horton, Inc.	964,798	182,115
McDonald’s Corp.	587,312	169,534
Hasbro, Inc.	1,609,210	109,684
TopBuild Corp.[1]	263,020	103,372
Capital Group Dividend Value ETF — Page 1 of 4

unaudited
Common stocks (continued) Consumer discretionary (continued)	Shares	Value (000)
Amazon.com, Inc.[1]	420,147	$74,996
Las Vegas Sands Corp.	1,296,875	50,565
		907,586
Consumer staples 7.30%
Philip Morris International, Inc.	2,880,838	355,179
British American Tobacco PLC	6,456,361	240,468
Coca-Cola Co.	1,240,194	89,877
Mondelez International, Inc., Class A	1,061,569	76,231
		761,755
Communication services 5.41%
Meta Platforms, Inc., Class A	816,545	425,673
Alphabet, Inc., Class A	849,488	138,789
		564,462
Energy 4.18%
TC Energy Corp.	2,993,510	138,652
Canadian Natural Resources, Ltd.	3,466,860	125,535
EOG Resources, Inc.	684,409	88,166
Exxon Mobil Corp.	710,573	83,805
		436,158
Materials 3.88%
Linde PLC	395,695	189,241
Celanese Corp.	1,194,519	156,004
Freeport-McMoRan, Inc.	1,347,085	59,649
		404,894
Utilities 3.35%
PG&E Corp.	7,099,532	139,861
NextEra Energy, Inc.	1,512,765	121,793
Edison International	1,008,219	87,745
		349,399
Total common stocks (cost: $8,368,783,000)		10,042,498
Short-term securities 3.72% Money market investments 3.72%
Capital Group Central Cash Fund 5.30%[2,3]	3,883,879	388,504
Total short-term securities (cost: $388,397,000)		388,504
Total investment securities 99.94% (cost: $8,757,180,000)		10,431,002
Other assets less liabilities 0.06%		5,920
Net assets 100.00%		$10,436,922
Capital Group Dividend Value ETF — Page 2 of 4

unaudited
Investments in affiliates3

	Value at 6/1/2024 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 8/31/2024 (000)	Dividend or interest income (000)
Short-term securities 3.72%
Money market investments 3.72%
Capital Group Central Cash Fund 5.30%[2]	$226,589	$1,001,142	$839,295	$10	$58	$388,504	$4,110

[1]	Security did not produce income during the last 12 months.
[2]	Rate represents the seven-day yield at 8/31/2024.
[3]	Part of the same "group of investment companies" as the fund as defined under the Investment Company Act of 1940, as amended.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Capital Group Dividend Value ETF — Page 3 of 4

unaudited
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At August 31, 2024, all of the fund’s investments were classified as Level 1.
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing.
You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
Capital Client Group, Inc., member FINRA.
© 2024 Capital Group. All rights reserved.
ETGEFP1-304-1024
Capital Group Dividend Value ETF — Page 4 of 4